UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant: ☒	Filed by a Party other than the Registrant: ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CTI BioPharma Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ON FEBRUARY 10, 2017, CTI BIOPHARMA CORP. (THE “COMPANY”) DISTRIBUTED TO ITALIAN PARTICIPATING BANKS A LETTER TO SHAREHOLDERS IN ITALY REGARDING THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS, WHICH IS EXPECTED TO BE HELD ON MAY 16, 2017 (THE “ANNUAL MEETING”) (THE “LETTER TO SHAREHOLDERS”). THE COMPANY INSTRUCTED SUCH BANKS TO FORWARD A COPY OF THE LETTER TO SHAREHOLDERS TO THE BANKS’ CLIENTS WHO HOLD SHARES OF THE COMPANY THROUGH MONTE TITOLI, S.P.A. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE LETTER TO SHAREHOLDERS.

ENGLISH TRANSLATION OF LETTER TO SHAREHOLDERS

February 10, 2017
To our Italian shareholders:

This letter relates to the Annual Meeting of Shareholders (the “Annual Meeting”) of CTI BioPharma Corp., a Washington corporation (the “Corporation”), expected to be held on May 16, 2017 at 10:00 a.m. (Seattle, Washington time), at the Corporation’s headquarters in Seattle, Washington. The purpose of the Annual Meeting is to resolve upon the following matters (the “Annual Meeting Resolutions”):

1.	to elect directors to the Corporation’s Board to serve one-year terms;

2.
to approve an amendment to the Corporation’s amended and restated articles of incorporation to increase the total number of authorized shares from 41,533,333 to 81,533,333 and to increase the total number of authorized shares of common stock from 41,500,000 to 81,500,000;

3.	to approve the Corporation's 2017 Equity Incentive Plan having 2,500,000 shares available for issuance thereunder;

4.	to ratify the selection of Marcum LLP as the Corporation’s independent auditors for the year ending December 31, 2017;

5.	to approve, by non-binding advisory vote, the compensation of the Corporation’s named executive officers[1];

6.	to provide an advisory vote to determine whether an advisory vote on executive compensation should occur every one, two or three years;

7.
to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals 1 through 6; and

8.	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

1As defined and identified according to Item 402 of Regulation S-K under U.S. federal securities regulations.

The items of the agenda are subject to possible amendments by the board of directors, and such amendments would be reflected in the final notice of call of the annual shareholders meeting.
Shareholders of record at the close of business on March 15, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting. Details of the Annual Meeting Resolutions to be voted upon at the Annual Meeting will be set forth in a proxy statement, which the Corporation expects will be made available as a preliminary version on or about March 8, 2017 and as a definitive version on or about March 24, 2017.

To obtain the quorum that is required to validly resolve upon any or all of the Annual Meeting Resolutions at the Annual Meeting and to facilitate voting regarding the Annual Meeting Resolutions, we have requested that the major Italian banks make a book-entry transfer of their share positions at Monte Titoli S.p.A. to their U.S. correspondent banks, and the U.S. correspondent bank will then transfer the shares to an account of the Italian bank at a U.S. affiliate broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange (the “NYSE”), this process permits the Corporation to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at the Annual Meeting (and any adjournment or postponement of the Annual Meeting) for certain “routine” matters in the event that Italian shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. We successfully used this method to increase the number of shares held by Italian shareholders represented for quorum purposes and voted at the Corporation’s last shareholders’ meeting.

We have asked certain Italian banks to again comply with this procedure for the Annual Meeting expected to be held on May 16, 2017 to allow us to obtain a quorum at the Annual Meeting and votes from Italian shareholders on any or all of the Annual Meeting Resolutions from those broker-dealers that have discretion to vote.
Unless following receipt of this letter and prior to the deadline set by your depositary bank for the transfer you expressly instruct your depositary bank to abstain from taking any transfer action, your shares will be transferred to a U.S. affiliate broker-dealer as described above.
Following the transfer of your shares as described above, you will still be entitled to vote pursuant to the modalities set forth in the proxy statement for the Annual Meeting, which are explained below, or to provide instructions to the U.S. affiliate broker-dealer (through your depository bank) to abstain from taking any action in connection with your shares, including the exercise of the voting rights, on or before the date of the Annual Meeting.
However, once the shares have been transferred before or on the Record Date, if you do not provide voting instructions or do not provide instructions to your bank to abstain from taking any voting action on or before the date of the Annual Meeting, your shares will be voted by the U.S. affiliate broker-dealer pursuant to the discretionary authority granted to them under Rule 452 of the NYSE.
The Italian shareholders should note that the transfer of the shares (as described above) itself does not allow the shareholders to vote via Internet or telephone because the shares are held, on an account of the Italian bank at a United States affiliate broker-dealer, in the name of the bank.
For the purpose of voting via Internet or by telephone, the shares must be held directly in a U.S. brokerage account in the shareholder’s name. Once the shares of the Italian shareholder are held in custody by the U.S. broker-dealer affiliate, the U.S. broker-dealer affiliate will be in a position to provide the Italian shareholder’s details to Broadridge, which will allow Broadridge to send the Annual Meeting documentation to the Italian shareholders and to assign to the Italian shareholders a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown each time on the voting documentation.
Moreover, we point out that the share transfer process described above will not involve any burden on your side with respect to your current relationship with your Italian bank.

All of our shareholders are cordially invited to attend our Annual Meeting. If you hold our stock in Italy through Monte Titoli S.p.A., you may request from your broker a Certification of Participation in the Italian Central Depository System, which we refer to as your “Certification.” If you wish to attend our Annual Meeting and vote in person, please present your Certification at the door.
Alternatively:

•
If you would like to vote by mail, you must obtain an Italian proxy card. If you do not receive an Italian proxy card with the proxy statement, you may print one from our Internet site once the proxy statement has been made available at www.ctibiopharma.com. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents us from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted. This will provide proof to our inspector of elections that you have the right to vote at the Annual Meeting.

•
Holders of Certifications may also name a substitute proxy by any other means permitted by Washington law and the Corporation’s Amended and Restated Bylaws. If you would like to name a substitute proxy, the person you name as your proxy must provide your Certification, or a complete copy of your Certification, together with your written authorization naming such person as your proxy, to the Corporation’s inspector of elections in order to verify the authenticity of your proxy designation.

•	An Italian shareholder may also vote via Internet or by telephone if his or her shares are held directly by in a U.S.

brokerage account in that shareholder’s name. To use this method, please promptly instruct your bank to transfer your shares to a brokerage account in the United States (to be held in your name and for your account) prior to March 15, 2017 (i.e., the Record Date). After your shares are held by a U.S. broker in your name, you will receive the Annual Meeting documentation at your address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number provided in the Annual Meeting voting documentation. Please contact your bank to understand the procedure associated with the transfer described above. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker for the management of the account in the United States, will be borne by the Italian shareholder requesting the transfer of its shares.
Please note that we expect the definitive proxy statement to be available on or about March 24, 2017 on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and on the Corporation’s website at www.ctibiopharma.com and in paper form at your bank and at the office of the Italian branch of the Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan, within 15 business days from the filing of the proxy statement with the SEC and, in any case, at least ten days prior to the date of the Annual Meeting. CTI will make available a preliminary proxy statement on or about March 8, 2017.
Italian shareholders may also request to be registered in the Corporation’s shareholders ledger at any time as a record holder. Please contact your bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with a ownership certification) to the Corporation’s transfer agent, the removal of your shares from Monte Titoli’s account and the transfer of your shares to the United States directly in your name. Please note that registration in the Corporation’s shareholders ledger may limit your disposal rights of the shares or make its exercise more complex.

We strongly encourage our Italian shareholders to obtain a Certification and submit it, together with an Italian proxy card, by mail to the address shown on the Italian proxy card. We recommend that our Italian shareholders contact their banks to verify the timing and the procedures for the exercise of the voting rights established by each broker on the basis of its internal procedure. You should also contact your bank if you wish to instruct the U.S. affiliate broker-dealer to abstain from taking any action in relation to your shares held by such broker. A significant percentage of our shares are held by persons in Italy. If our Italian shareholders do not take the time to vote, we will not obtain a quorum and we would therefore be unable to conduct any business at the Annual Meeting. Your vote is important. Please obtain a Certification and vote.

Louis A. Bianco

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance & Administration

The Corporation will file a proxy statement and other documents regarding the Annual Meeting described in this Letter to Shareholders with the SEC. The Corporation’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Corporation, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Corporation’s definitive proxy statement when available, and other documents filed by the Corporation with the SEC, at the SEC’s website (www.sec.gov), on the Corporation’s website (www.ctibiopharma.com), in paper form at the Depositary Banks and at the office of the Corporation’s Italian legal counsel, Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli), at Via Dante 7, 20123 Milan.